UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number: 811-04049

Deutsche DWS Income Trust

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

One International Place

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/2020

ITEM 1.	REPORT TO STOCKHOLDERS

April 30, 2020

Semiannual Report

to Shareholders

DWS Global High Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s Web site (dws.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank), or if you are a direct investor, by calling (800) 728-3337 or sending an email request to service@dws.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call (800) 728-3337 or send an email request to service@dws.com to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with DWS if you invest directly with the Fund.

Contents

3	Letter to Shareholders
4	Performance Summary
9	Portfolio Management Team
10	Portfolio Summary
12	Investment Portfolio
27	Statement of Assets and Liabilities
29	Statement of Operations
30	Statements of Changes in Net Assets
31	Financial Highlights

37	Notes to Financial Statements
52	Information About Your Fund’s Expenses
54	Liquidity Risk Management
55	Advisory Agreement Board Considerations and Fee Evaluation
60	Account Management Resources
62	Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality (“junk bonds”) and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The Fund may lend securities to approved institutions. Please read the prospectus for details.

War, terrorism, economic uncertainty, trade disputes, public health crises (including the recent pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.

The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.

NOT FDIC/NCUA INSURED     NO BANK GUARANTEE     MAY LOSE VALUE NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

2	|	DWS Global High Income Fund

Letter to Shareholders

Dear Shareholder:

While the economy isn’t expected to shrug off the impacts of the COVID-19 pandemic easily, DWS’s CIO Office is cautiously optimistic. Our CIO Office anticipates the recession in the United States (“U.S.”) to be shallower than in the Eurozone, followed by a more robust U.S. recovery primarily benefiting from the outsized U.S. fiscal stimulus. Our CIO office sees long-lasting disruptions of supply chains and consumer spending, potentially derailing the current outlook.

What is already becoming clear is the current assessment of the situation by financial markets. As of mid-May, U.S. markets have moved from panic mode back to relatively high valuations. However, sentiment can quickly change and March lows may be tested again in the coming months. With respect to the bond markets, we think that accommodative central bank action will continue or even accelerate, with the interest rates set to remain low for the foreseeable future.

What may come next? In the short term, we expect markets to remain volatile. While our strategists forecast peaking uncertainty on stock markets, sharp setbacks could happen at any time. Stocks have become even more appealing for the medium to long term time horizons, due to the very accommodative monetary policy of the leading central banks and growing fiscal deficits.

As the U.S. and global economies forge a path to recovery, close monitoring of developments to assess potential opportunities and risks is critical. We believe the unique structure of our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — perfectly positions us to make strategic and tactical decisions. Those insights are updated frequently and are always available on the “Insights” section of dws.com.

As always, we appreciate your trust and welcome the opportunity to help you navigate these unusual times. We believe our decades of experience in managing assets through multiple market cycles and events will add value in times such as these.

Best regards,

Hepsen Uzcan President, DWS Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

DWS Global High Income Fund	|	3

Performance Summary	April 30, 2020 (Unaudited)

Class A	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 4/30/20
Unadjusted for Sales Charge	–6.43%	–2.83%	3.39%	5.56%
Adjusted for the Maximum Sales Charge (max 4.50% load)	–10.64%	–7.20%	2.44%	5.07%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	–7.39%	–5.09%	3.30%	5.79%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††	–8.01%	–6.08%	2.67%	5.13%

Average Annual Total Returns as of 3/31/20 (most recent calendar quarter end)
Unadjusted for Sales Charge		–5.72%	2.77%	5.35%
Adjusted for the Maximum Sales Charge (max 4.50% load)		–9.96%	1.83%	4.86%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†		–7.83%	2.62%	5.56%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††		–8.86%	2.16%	4.88%

Class T	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 4/30/20
Unadjusted for Sales Charge	–6.56%	–2.82%	3.37%	5.52%
Adjusted for the Maximum Sales Charge (max 2.50% load)	–8.90%	–5.25%	2.84%	5.26%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	–7.39%	–5.09%	3.30%	5.79%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††	–8.01%	–6.08%	2.67%	5.13%

Average Annual Total Returns as of 3/31/20 (most recent calendar quarter end)
Unadjusted for Sales Charge		–5.55%	2.75%	5.33%
Adjusted for the Maximum Sales Charge (max 2.50% load)		–7.91%	2.23%	5.06%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†		–7.83%	2.62%	5.56%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††		–8.86%	2.16%	4.88%

4	|	DWS Global High Income Fund

Class C	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 4/30/20
Unadjusted for Sales Charge	–6.89%	–3.53%	2.63%	4.76%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	–7.80%	–3.53%	2.63%	4.76%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	–7.39%	–5.09%	3.30%	5.79%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††	–8.01%	–6.08%	2.67%	5.13%

Average Annual Total Returns as of 3/31/20 (most recent calendar quarter end)
Unadjusted for Sales Charge		–6.24%	2.02%	4.57%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		–6.24%	2.02%	4.57%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†		–7.83%	2.62%	5.56%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††		–8.86%	2.16%	4.88%

Class R6		6-Month‡	1-Year	Life of Class*

Average Annual Total Returns as of 4/30/20
No Sales Charges		–6.46%	–2.56%	3.67%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†		–7.39%	–5.09%	2.85%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††		–8.01%	–6.08%	2.36%

Average Annual Total Returns as of 3/31/20 (most recent calendar quarter end)
No Sales Charges			–5.31%	2.54%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†			–7.83%	5.63%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††			–8.86%	3.87%

DWS Global High Income Fund	|	5

Class S	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 4/30/20
No Sales Charges	–6.44%	–2.61%	3.61%	5.77%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	–7.39%	–5.09%	3.30%	5.79%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††	–8.01%	–6.08%	2.67%	5.13%

Average Annual Total Returns as of 3/31/20 (most recent calendar quarter end)
No Sales Charges		–5.33%	3.02%	5.56%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†		–7.83%	2.62%	5.56%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††		–8.86%	2.16%	4.88%

Institutional Class	6-Month‡	1-Year	5-Year	10-Year

Average Annual Total Returns as of 4/30/20
No Sales Charges	–6.33%	–2.46%	3.70%	5.88%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†	–7.39%	–5.09%	3.30%	5.79%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††	–8.01%	–6.08%	2.67%	5.13%

Average Annual Total Returns as of 3/31/20 (most recent calendar quarter end)
No Sales Charges		–5.36%	3.05%	5.67%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained (Hedged) Index†		–7.83%	2.62%	5.56%
ICE BofA ML Non-Financial Developed Markets High Yield Constrained Index††		–8.86%	2.16%	4.88%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated February 1, 2020, are 0.95%, 0.94%, 1.71%, 0.61%, 0.76% and 0.69% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6	|	DWS Global High Income Fund

Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS Global High Income Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

*	Class R6 shares commenced operations on November 1, 2016.

†

ICE BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained (Hedged) Index contains all securities in the ICE BofA Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%. The index is hedged 100% to the USD by selling each foreign currency forward at the one-month forward weight.

††

ICE BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index contains all securities in the ICE BofA Merrill Lynch Global High Yield Index that are non-financials and from developed markets countries, but caps issuer exposure at 2%.

‡	Total returns shown for periods less than one year are not annualized.

DWS Global High Income Fund	|	7

Effective February 1, 2020, ICE BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained (Hedged) Index has replaced the ICE BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained Index as the fund’s principal benchmark index because the Advisor believes the ICE BofA Merrill Lynch Non-Financial Developed Markets High Yield Constrained (Hedged) Index more closely reflects the fund’s investment strategies.

	Class A	Class T	Class C	Class R6	Class S	Institutional Class

Net Asset Value
4/30/20	$6.27	$6.27	$6.29	$6.24	$6.30	$6.25
10/31/19	$6.88	$6.89	$6.91	$6.86	$6.92	$6.86

Distribution Information as of 4/30/20
Income Dividends, Six Months	$.15	$.16	$.13	$.16	$.16	$.16
Capital Gain Distributions, Six Months	$.02	$.02	$.02	$.02	$.02	$.02
April Income Dividend	$.0255	$.0256	$.0218	$.0269	$.0267	$.0268
SEC 30-day Yield‡‡	5.43%	5.72%	4.98%	5.99%	5.91%	5.93%
Current Annualized Distribution Rate‡‡	4.96%	4.98%	4.23%	5.26%	5.17%	5.23%

‡‡

The SEC yield is net investment income per share earned over the month ended April 30, 2020, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 5.30%, 5.67%, 4.88%, 5.34%, 5.78% and 5.79% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on April 30, 2020. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.83%, 4.93%, 4.13%, 4.61%, 5.04% and 5.09% for Class A, Class T, Class C, Class R6, Class S and Institutional Class, respectively, had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.

8	|	DWS Global High Income Fund

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the Fund. Began managing the Fund in 2006.

–	Joined DWS in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

–	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

–	Co-Head of US Credit — Head of US High Yield Bonds and Loans: New York.

–	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Thomas R. Bouchard, Director

Portfolio Manager of the Fund. Began managing the Fund in 2016.

–	Joined DWS in 2006. Prior to joining, he served as a High Yield Investment Analyst at Flagship Capital Management. He also served as an officer in the US Army from 1989 to 1997.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, University of Wisconsin — Madison; MBA in Finance, Boston College; MA in Strategic Studies from US Army War College.

Lonnie Fox, Director

Portfolio Manager of the Fund. Began managing the Fund in 2018.

–	Joined DWS in 2004. Prior to his current role, he worked as a high yield credit analyst. Prior to joining, he served as a business analyst at Deloitte Consulting.

–	Portfolio Manager for High Yield Strategies: New York.

–	BS, Cornell University; MBA in Finance and Strategy, New York University, Stern School of Business.

DWS Global High Income Fund	|	9

Portfolio Summary	(Unaudited)

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	4/30/20	10/31/19
Corporate Bonds	95%	96%
Cash Equivalents	4%	4%
Loan Participations and Assignments	1%	—
Government & Agency Obligations	0%	—
Warrants	0%	0%
Common Stocks	0%	0%
Convertible Bonds	—	0%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/20	10/31/19
Communication Services	25%	27%
Consumer Discretionary	17%	13%
Materials	15%	15%
Energy	9%	12%
Health Care	9%	9%
Industrials	8%	9%
Consumer Staples	6%	5%
Utilities	5%	4%
Information Technology	3%	3%
Financials	2%	1%
Real Estate	1%	2%
	100%	100%

Geographical Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/20	10/31/19
United States	62%	64%
Canada	10%	10%
Netherlands	9%	9%
United Kingdom	4%	2%
Luxembourg	3%	4%
France	3%	3%
Italy	3%	3%
Ireland	2%	2%
Cayman Islands	1%	2%
Other	3%	1%
	100%	100%

10	|	DWS Global High Income Fund

Quality (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	4/30/20	10/31/19
BBB	8%	6%
BB	58%	61%
B	31%	31%
CCC	3%	2%
CC	0%	—
Not Rated	0%	0%
	100%	100%

The quality ratings represent the higher of Moody’s Investors Service, Inc. (“Moody’s”), Fitch Ratings, Inc. (“Fitch”) or S&P Global Ratings (“S&P”) credit ratings. The ratings of Moody’s, Fitch and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.

Portfolio holdings and characteristics are subject to change.

For more complete details about the Fund’s investment portfolio, see page 12. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 60 for contact information.

DWS Global High Income Fund	|	11

Investment Portfolio	as of April 30, 2020 (Unaudited)

	Principal Amount ($) (a)		Value ($)
Corporate Bonds 92.9%
Communication Services 23.5%

Altice Financing SA, 144A, 5.0%, 1/15/2028		2,135,000	2,081,625

Altice France Holding SA, 144A, 10.5%, 5/15/2027		2,110,000	2,279,243

Altice France SA:

144A, 3.375%, 1/15/2028	EUR	1,000,000	1,027,359

144A, 5.5%, 1/15/2028 (b)		1,470,000	1,480,437

144A, 7.375%, 5/1/2026		5,325,000	5,564,625

144A, 8.125%, 2/1/2027		1,388,000	1,495,570

C&W Senior Financing DAC, 144A, 6.875%, 9/15/2027		1,130,000	1,115,875

CCO Holdings LLC:

144A, 4.5%, 8/15/2030		385,000	389,928

144A, 4.5%, 5/1/2032		330,000	327,834

144A, 4.75%, 3/1/2030		1,250,000	1,271,500

144A, 5.0%, 2/1/2028		1,015,000	1,042,088

144A, 5.125%, 5/1/2027		1,535,000	1,593,867

144A, 5.375%, 6/1/2029		1,085,000	1,144,686

144A, 5.5%, 5/1/2026		1,970,000	2,049,017

144A, 5.75%, 2/15/2026		2,840,000	2,960,700

144A, 5.875%, 5/1/2027		540,000	562,376

CenturyLink, Inc.:

5.625%, 4/1/2025		500,000	500,000

Series Y, 7.5%, 4/1/2024		450,000	488,250

Clear Channel Worldwide Holdings, Inc.:

144A, 5.125%, 8/15/2027		2,755,000	2,588,598

144A, 9.25%, 2/15/2024		926,000	770,895

CommScope, Inc.:

144A, 5.5%, 3/1/2024		495,000	495,000

144A, 5.5%, 6/15/2024		1,000,000	885,000

144A, 8.25%, 3/1/2027 (b)		1,110,000	1,063,935

Connect Finco SARL, 144A, 6.75%, 10/1/2026		1,000,000	947,500

CSC Holdings LLC:

144A, 5.5%, 4/15/2027		1,500,000	1,559,531

144A, 5.75%, 1/15/2030		1,195,000	1,242,427

144A, 6.5%, 2/1/2029		1,425,000	1,556,670

144A, 7.5%, 4/1/2028		1,200,000	1,318,725

Diamond Sports Group LLC, 144A, 5.375%, 8/15/2026		1,869,000	1,420,440

DISH DBS Corp.:

5.875%, 11/15/2024		830,000	798,327

7.75%, 7/1/2026 (b)		800,000	788,000

Entercom Media Corp., 144A, 6.5%, 5/1/2027		1,441,000	1,062,738

The accompanying notes are an integral part of the financial statements.

12	|	DWS Global High Income Fund

	Principal Amount ($) (a)		Value ($)

Expedia Group, Inc.:

144A, 6.25%, 5/1/2025 (c)		730,000	744,455

144A, 7.0%, 5/1/2025 (c)		500,000	508,722

Intelsat Jackson Holdings SA, 144A, 8.5%, 10/15/2024* (b)		1,487,000	862,460

LCPR Senior Secured Financing DAC, 144A, 6.75%, 10/15/2027		1,710,000	1,777,716

Netflix, Inc.:

144A, 3.625%, 6/15/2025		335,000	339,188

3.625%, 5/15/2027	EUR	500,000	568,450

REG S, 3.625%, 6/15/2030	EUR	2,250,000	2,484,790

4.625%, 5/15/2029	EUR	2,500,000	2,945,556

4.875%, 4/15/2028		1,000,000	1,063,430

Nexstar Broadcasting, Inc., 144A, 5.625%, 7/15/2027		475,000	453,625

Outfront Media Capital LLC:

144A, 4.625%, 3/15/2030		280,000	256,200

144A, 5.0%, 8/15/2027		1,200,000	1,145,880

Sable International Finance Ltd., 144A, 5.75%, 9/7/2027		1,335,000	1,328,325

Sirius XM Radio, Inc., 144A, 5.5%, 7/1/2029		1,380,000	1,455,348

Sprint Capital Corp., 6.875%, 11/15/2028		3,350,000	4,034,572

Sprint Corp.:

7.125%, 6/15/2024		1,175,000	1,318,961

7.625%, 3/1/2026		2,205,000	2,606,530

Telecom Italia Capital SA, 6.375%, 11/15/2033		1,950,000	2,101,320

Telecom Italia SpA, 144A, 5.303%, 5/30/2024		7,550,000	7,842,864

Telefonica Europe BV, REG S, 5.875%, Perpetual (d)	EUR	3,700,000	4,321,034

Telenet Finance Luxembourg Notes Sarl, 144A, 5.5%, 3/1/2028		2,000,000	2,040,000

Telesat Canada:

144A, 4.875%, 6/1/2027		1,985,000	1,955,225

144A, 6.5%, 10/15/2027		1,500,000	1,411,050

UPCB Finance IV Ltd., 144A, 4.0%, 1/15/2027	EUR	225,000	249,648

ViaSat, Inc.:

144A, 5.625%, 9/15/2025		1,275,000	1,198,500

144A, 5.625%, 4/15/2027		925,000	911,125

Virgin Media Finance PLC:

144A, 4.5%, 1/15/2025	EUR	1,000,000	1,106,808

REG S, 4.5%, 1/15/2025	EUR	750,000	830,106

Virgin Media Secured Finance PLC:

144A, 5.5%, 8/15/2026		790,000	815,399

144A, 5.5%, 5/15/2029		2,805,000	2,912,151

Vodafone Group PLC, 7.0%, 4/4/2079		3,190,000	3,653,968

Zayo Group Holdings, Inc., 144A, 4.0%, 3/1/2027		1,260,000	1,221,986

Ziggo Bond Co. BV, 144A, 3.375%, 2/28/2030	EUR	3,550,000	3,656,850

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	13

	Principal Amount ($) (a)		Value ($)

Ziggo BV:

144A, 2.875%, 1/15/2030	EUR	1,060,000	1,097,713

144A, 4.875%, 1/15/2030		1,285,000	1,269,965

Ziggo Secured Finance BV, 144A, 5.5%, 1/15/2027		4,855,000	4,938,506

			111,301,192

Consumer Discretionary 16.1%

1011778 BC Unlimited Liability Co.:

144A, 3.875%, 1/15/2028		4,860,000	4,713,763

144A, 4.375%, 1/15/2028		1,315,000	1,271,539

Adient Global Holdings Ltd., REG S, 3.5%, 8/15/2024	EUR	510,000	434,999

Ahern Rentals, Inc., 144A, 7.375%, 5/15/2023		335,000	157,584

American Axle & Manufacturing, Inc.:

6.25%, 4/1/2025 (b)		1,015,000	772,923

6.25%, 3/15/2026		655,000	487,975

American Builders & Contractors Supply Co., Inc., 144A, 4.0%, 1/15/2028		1,503,000	1,426,076

Ashtead Capital, Inc., 144A, 5.25%, 8/1/2026		1,595,000	1,598,987

Beazer Homes U.S.A., Inc., 5.875%, 10/15/2027		300,000	231,000

Boyd Gaming Corp.:

144A, 4.75%, 12/1/2027 (b)		570,000	491,055

6.0%, 8/15/2026		590,000	533,950

6.375%, 4/1/2026		685,000	616,980

Carnival Corp., 144A, 11.5%, 4/1/2023		1,610,000	1,682,198

Cedar Fair LP, 144A, 5.5%, 5/1/2025 (b)		1,150,000	1,150,000

Dana Financing Luxembourg Sarl, 144A, 6.5%, 6/1/2026		2,115,000	1,914,075

Dana, Inc., 5.375%, 11/15/2027		505,000	445,663

EC Finance PLC, 144A, 2.375%, 11/15/2022	EUR	690,000	703,207

EVOCA SpA, 144A, 3-month EURIBOR + 4.250% floor, 4.25% **, 11/1/2026	EUR	530,000	440,247

FCE Bank PLC, REG S, 1.528%, 11/9/2020	EUR	4,300,000	4,585,726

Fiat Chrysler Automobiles NV, 5.25%, 4/15/2023 (b)		2,570,000	2,557,150

Ford Motor Co.:

8.5%, 4/21/2023		850,000	838,312

9.0%, 4/22/2025		950,000	925,062

9.625%, 4/22/2030 (b)		320,000	318,806

Ford Motor Credit Co. LLC:

1.514%, 2/17/2023	EUR	960,000	936,294

3.021%, 3/6/2024	EUR	575,000	558,364

3.219%, 1/9/2022		1,820,000	1,701,700

4.14%, 2/15/2023		1,000,000	922,500

Hanesbrands, Inc., 144A, 5.375%, 5/15/2025 (c)		1,810,000	1,810,000

HD Supply, Inc., 144A, 5.375%, 10/15/2026		725,000	739,428

The accompanying notes are an integral part of the financial statements.

14	|	DWS Global High Income Fund

	Principal Amount ($) (a)		Value ($)

Hilton Domestic Operating Co., Inc.:

4.875%, 1/15/2030		1,150,000	1,098,250

144A, 5.375%, 5/1/2025		270,000	268,313

144A, 5.75%, 5/1/2028		320,000	322,432

IAA, Inc., 144A, 5.5%, 6/15/2027		630,000	628,614

Lithia Motors, Inc., 144A, 4.625%, 12/15/2027		1,250,000	1,181,250

LKQ Italia Bondco SpA, 144A, 3.875%, 4/1/2024	EUR	880,000	988,456

M/I Homes, Inc., 144A, 4.95%, 2/1/2028		1,270,000	1,111,250

Mattel, Inc., 144A, 6.75%, 12/31/2025		2,775,000	2,816,625

Meritor, Inc., 6.25%, 2/15/2024		425,000	412,420

Mobilux Finance SAS, 144A, 5.5%, 11/15/2024	EUR	700,000	637,609

Navistar International Corp., 144A, 9.5%, 5/1/2025		880,000	924,000

NCL Corp., Ltd., 144A, 3.625%, 12/15/2024		2,760,000	1,773,300

Panther BF Aggregator 2 LP:

144A, 4.375%, 5/15/2026	EUR	1,870,000	1,890,423

REG S, 4.375%, 5/15/2026	EUR	1,850,000	1,870,204

Penn National Gaming, Inc., 144A, 5.625%, 1/15/2027		480,000	398,400

PetSmart, Inc.:

144A, 7.125%, 3/15/2023		3,125,000	2,992,187

144A, 8.875%, 6/1/2025 (b)		800,000	776,000

Prestige Brands, Inc., 144A, 5.125%, 1/15/2028		580,000	586,670

PulteGroup, Inc., 6.375%, 5/15/2033		870,000	922,330

Sabre GLBL, Inc., 144A, 9.25%, 4/15/2025		60,000	63,276

Six Flags Theme Parks, Inc., 144A, 7.0%, 7/1/2025		70,000	72,436

Sonic Automotive, Inc., 6.125%, 3/15/2027		305,000	262,300

Spectrum Brands, Inc., 144A, 5.0%, 10/1/2029		260,000	248,300

Staples, Inc.:

144A, 7.5%, 4/15/2026		1,950,000	1,540,500

144A, 10.75%, 4/15/2027 (b)		1,400,000	798,000

Stars Group Holdings BV, 144A, 7.0%, 7/15/2026		2,295,000	2,359,260

Suburban Propane Partners LP, 5.75%, 3/1/2025		300,000	293,910

Taylor Morrison Communities, Inc., 144A, 5.75%, 1/15/2028		1,425,000	1,289,625

Tesla, Inc., 144A, 5.3%, 8/15/2025 (b)		2,595,000	2,530,125

TRI Pointe Group, Inc., 5.25%, 6/1/2027		415,000	375,575

United Rentals North America, Inc.:

4.0%, 7/15/2030 (b)		445,000	420,525

4.625%, 10/15/2025		1,500,000	1,473,750

5.25%, 1/15/2030		1,000,000	1,002,500

Univar Solutions U.S.A., Inc., 144A, 5.125%, 12/1/2027		1,500,000	1,488,750

Vail Resorts, Inc., 144A, 6.25%, 5/15/2025 (c)		910,000	938,437

Viking Cruises Ltd., 144A, 5.875%, 9/15/2027 (b)		3,220,000	2,165,450

Wynn Las Vegas LLC, 144A, 5.5%, 3/1/2025		1,215,000	1,081,350

Wynn Resorts Finance LLC, 144A, 7.75%, 4/15/2025 (b)		1,310,000	1,333,082

Yum! Brands, Inc., 144A, 7.75%, 4/1/2025 (b)		115,000	125,911

			76,427,358

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	15

	Principal Amount ($) (a)		Value ($)
Consumer Staples 5.9%

Albertsons Companies, Inc.:

144A, 4.625%, 1/15/2027		2,160,000	2,181,600

144A, 5.875%, 2/15/2028		530,000	553,691

Casino Guichard Perrachon SA, REG S, 1.865%, 6/13/2022	EUR	800,000	832,846

Cott Holdings, Inc., 144A, 5.5%, 4/1/2025		5,400,000	5,427,000

JBS Investments II GmbH:

144A, 5.75%, 1/15/2028		521,000	507,975

REG S, 6.25%, 2/5/2023		211,000	209,156

JBS U.S.A. LUX SA:

144A, 5.5%, 1/15/2030		980,000	992,250

144A, 5.75%, 6/15/2025		3,215,000	3,251,201

144A, 6.5%, 4/15/2029		1,585,000	1,676,153

144A, 6.75%, 2/15/2028		1,930,000	2,066,914

Kraft Heinz Foods Co.:

4.625%, 1/30/2029		600,000	632,283

144A, 4.875%, 2/15/2025		500,000	514,032

5.0%, 7/15/2035		200,000	214,709

Nomad Foods Bondco PLC, 144A, 3.25%, 5/15/2024	EUR	1,300,000	1,424,260

Pilgrim’s Pride Corp.:

144A, 5.75%, 3/15/2025		365,000	368,697

144A, 5.875%, 9/30/2027		2,050,000	2,074,498

Post Holdings, Inc.:

144A, 5.0%, 8/15/2026		1,500,000	1,482,300

144A, 5.5%, 12/15/2029		880,000	884,400

Primo Water Corp., 144A, 5.5%, 7/1/2024	EUR	2,500,000	2,682,722

			27,976,687

Energy 8.7%

Antero Midstream Partners LP:

5.375%, 9/15/2024		675,000	526,500

144A, 5.75%, 3/1/2027		605,000	447,700

144A, 5.75%, 1/15/2028		770,000	565,950

Archrock Partners LP:

144A, 6.25%, 4/1/2028		1,540,000	1,147,300

144A, 6.875%, 4/1/2027		845,000	633,750

Ascent Resources Utica Holdings LLC, 144A, 10.0%, 4/1/2022		770,000	631,400

Buckeye Partners LP, 144A, 4.5%, 3/1/2028		740,000	666,000

Cheniere Energy Partners LP:

144A, 4.5%, 10/1/2029		3,039,000	2,803,477

5.625%, 10/1/2026		600,000	573,360

Crestwood Midstream Partners LP, 144A, 5.625%, 5/1/2027		1,100,000	715,000

DCP Midstream Operating LP:

5.125%, 5/15/2029		750,000	558,525

5.375%, 7/15/2025		2,677,000	2,161,677

The accompanying notes are an integral part of the financial statements.

16	|	DWS Global High Income Fund

	Principal Amount ($) (a)	Value ($)

Endeavor Energy Resources LP:

144A, 5.5%, 1/30/2026	285,000	252,197

144A, 5.75%, 1/30/2028	285,000	254,505

EnLink Midstream Partners LP, 4.4%, 4/1/2024	2,000,000	1,260,000

EQT Corp.:

6.125%, 2/1/2025 (b)	940,000	895,350

7.0%, 2/1/2030	1,715,000	1,620,675

Genesis Energy LP:

6.25%, 5/15/2026 (b)	975,000	814,125

6.5%, 10/1/2025	710,000	596,400

Hilcorp Energy I LP:

144A, 5.0%, 12/1/2024	1,345,000	759,925

144A, 5.75%, 10/1/2025	585,000	321,750

Matador Resources Co., 5.875%, 9/15/2026	985,000	492,500

MEG Energy Corp.:

144A, 6.5%, 1/15/2025	416,000	341,120

144A, 7.125%, 2/1/2027	910,000	627,900

Murphy Oil U.S.A., Inc.:

4.75%, 9/15/2029	985,000	1,014,254

5.625%, 5/1/2027	405,000	416,968

Occidental Petroleum Corp.:

2.6%, 4/15/2022	810,000	712,800

2.7%, 2/15/2023 (b)	690,000	592,710

3.125%, 2/15/2022 (b)	335,000	304,917

Parkland Fuel Corp., 144A, 5.875%, 7/15/2027	1,630,000	1,564,800

Parsley Energy LLC:

144A, 4.125%, 2/15/2028	495,000	405,900

144A, 5.25%, 8/15/2025	180,000	158,850

144A, 5.375%, 1/15/2025	1,550,000	1,391,125

PBF Holding Co. LLC, 144A, 6.0%, 2/15/2028	635,000	452,057

Precision Drilling Corp., 6.5%, 12/15/2021	268,000	203,680

Range Resources Corp., 5.0%, 8/15/2022 (b)	1,220,000	1,122,400

Shelf Drilling Holdings Ltd., 144A, 8.25%, 2/15/2025	660,000	191,400

SM Energy Co., 6.625%, 1/15/2027 (b)	1,100,000	308,000

Southwestern Energy Co.:

6.2%, 1/23/2025	484,000	428,340

7.75%, 10/1/2027 (b)	250,000	217,550

Sunoco LP:

5.5%, 2/15/2026	515,000	496,975

5.875%, 3/15/2028	285,000	270,750

6.0%, 4/15/2027	394,000	384,150

Targa Resources Partners LP:

5.0%, 1/15/2028 (b)	2,540,000	2,120,900

5.375%, 2/1/2027	1,050,000	892,500

144A, 5.5%, 3/1/2030 (b)	810,000	690,525

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	17

	Principal Amount ($) (a)	Value ($)

TerraForm Power Operating LLC, 144A, 4.75%, 1/15/2030	1,210,000	1,240,250

Transocean Poseidon Ltd., 144A, 6.875%, 2/1/2027	1,500,000	1,177,500

USA Compression Partners LP:

6.875%, 4/1/2026	1,133,000	912,065

6.875%, 9/1/2027	960,000	768,000

Western Midstream Operating LP, 4.05%, 2/1/2030	530,000	483,625

WPX Energy, Inc.:

4.5%, 1/15/2030	1,215,000	990,225

5.25%, 9/15/2024	760,000	682,343

5.25%, 10/15/2027	915,000	796,050

		41,058,695

Financials 1.4%

AG Issuer LLC, 144A, 6.25%, 3/1/2028	875,000	772,774

AmWINS Group, Inc., 144A, 7.75%, 7/1/2026	645,000	664,350

Intesa Sanpaolo SpA:

144A, 5.017%, 6/26/2024	900,000	899,743

144A, 5.71%, 1/15/2026	2,100,000	2,145,605

LPL Holdings, Inc., 144A, 4.625%, 11/15/2027	240,000	229,200

Springleaf Finance Corp.:

5.375%, 11/15/2029	1,500,000	1,245,285

6.625%, 1/15/2028	285,000	251,513

Tempo Acquisition LLC, 144A, 6.75%, 6/1/2025	465,000	451,050

		6,659,520

Health Care 7.8%

Bausch Health Americas, Inc., 144A, 8.5%, 1/31/2027	2,925,000	3,224,520

Bausch Health Companies, Inc.:

144A, 5.0%, 1/30/2028	990,000	950,091

144A, 5.25%, 1/30/2030	2,250,000	2,227,522

144A, 5.75%, 8/15/2027	845,000	891,137

144A, 6.125%, 4/15/2025	3,685,000	3,731,062

144A, 7.0%, 1/15/2028	325,000	337,188

144A, 7.25%, 5/30/2029	1,155,000	1,232,593

Catalent Pharma Solutions, Inc., 144A, 5.0%, 7/15/2027	1,085,000	1,106,700

Centene Corp.:

144A, 3.375%, 2/15/2030	1,364,000	1,374,230

144A, 4.625%, 12/15/2029	1,970,000	2,157,150

144A, 5.375%, 6/1/2026	420,000	444,696

Charles River Laboratories International, Inc., 144A, 4.25%, 5/1/2028	2,445,000	2,466,394

Community Health Systems, Inc.:

6.25%, 3/31/2023	2,548,000	2,395,120

144A, 8.125%, 6/30/2024 (b)	1,155,000	785,400

Encompass Health Corp., 4.5%, 2/1/2028	380,000	380,000

The accompanying notes are an integral part of the financial statements.

18	|	DWS Global High Income Fund

	Principal Amount ($) (a)		Value ($)

HCA, Inc.:

5.625%, 9/1/2028		430,000	476,474

5.875%, 2/15/2026		1,200,000	1,341,360

5.875%, 2/1/2029		800,000	916,640

LifePoint Health, Inc., 144A, 6.75%, 4/15/2025		1,200,000	1,236,480

Select Medical Corp., 144A, 6.25%, 8/15/2026		2,445,000	2,354,779

Tenet Healthcare Corp.:

144A, 4.875%, 1/1/2026		1,710,000	1,682,127

144A, 5.125%, 11/1/2027		1,910,000	1,886,125

144A, 7.5%, 4/1/2025		450,000	483,975

Teva Pharmaceutical Finance Netherlands II BV:

4.5%, 3/1/2025	EUR	725,000	770,656

144A, 6.0%, 1/31/2025	EUR	190,000	215,227

Teva Pharmaceutical Finance Netherlands III BV:

2.2%, 7/21/2021		406,000	395,343

144A, 7.125%, 1/31/2025		1,260,000	1,305,108

			36,768,097

Industrials 7.8%

Adient U.S. LLC, 144A, 9.0%, 4/15/2025		250,000	260,625

Boeing Co.:

4.508%, 5/1/2023 (c)		1,795,000	1,795,000

4.875%, 5/1/2025 (c)		1,037,000	1,037,000

Bombardier, Inc.:

144A, 5.75%, 3/15/2022		2,439,000	1,829,250

144A, 6.0%, 10/15/2022		1,287,000	965,250

144A, 7.875%, 4/15/2027		2,876,000	1,862,210

BWX Technologies, Inc., 144A, 5.375%, 7/15/2026		235,000	239,994

Cargo Aircraft Management, Inc., 144A, 4.75%, 2/1/2028		970,000	905,737

Cimpress PLC, 144A, 7.0%, 6/15/2026		900,000	653,490

Clean Harbors, Inc., 144A, 5.125%, 7/15/2029		250,000	254,375

Delta Air Lines, Inc., 144A, 7.0%, 5/1/2025 (b)		1,845,000	1,893,621

EnerSys, 144A, 4.375%, 12/15/2027		790,000	762,350

GFL Environmental, Inc.:

144A, 4.25%, 6/1/2025		340,000	341,700

144A, 5.125%, 12/15/2026		430,000	447,200

Howmet Aerospace, Inc., 6.875%, 5/1/2025		800,000	815,812

Itron, Inc., 144A, 5.0%, 1/15/2026		1,100,000	1,105,500

JELD-WEN, Inc., 144A, 6.25%, 5/15/2025 (c)		255,000	257,869

Korn Ferry, 144A, 4.625%, 12/15/2027		260,000	244,270

LKQ European Holdings BV, 144A, 3.625%, 4/1/2026	EUR	1,600,000	1,727,059

Masonite International Corp., 144A, 5.375%, 2/1/2028		3,166,000	3,015,615

Moog, Inc., 144A, 4.25%, 12/15/2027		1,450,000	1,359,375

OI European Group BV, 144A, 4.0%, 3/15/2023		4,560,000	4,400,400

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	19

	Principal Amount ($) (a)		Value ($)

Prime Security Services Borrower LLC, 144A, 6.25%, 1/15/2028		1,355,000	1,202,291

Signature Aviation U.S. Holdings, Inc., 144A, 4.0%, 3/1/2028		1,395,000	1,185,750

Spirit AeroSystems, Inc., 144A, 7.5%, 4/15/2025		2,005,000	1,974,925

Summit Materials LLC, 6.125%, 7/15/2023		705,000	705,670

Tennant Co., 5.625%, 5/1/2025		170,000	170,212

TransDigm, Inc.:

144A, 5.5%, 11/15/2027		1,500,000	1,267,500

144A, 6.25%, 3/15/2026		2,825,000	2,764,969

144A, 8.0%, 12/15/2025		540,000	561,600

Triumph Group, Inc., 144A, 6.25%, 9/15/2024		559,000	441,610

XPO Logistics, Inc., 144A, 6.25%, 5/1/2025		590,000	597,375

			37,045,604

Information Technology 2.3%

Camelot Finance SA, 144A, 4.5%, 11/1/2026		1,745,000	1,758,087

Cardtronics, Inc., 144A, 5.5%, 5/1/2025		565,000	536,750

CDW LLC, 4.125%, 5/1/2025		1,130,000	1,134,238

Change Healthcare Holdings LLC, 144A, 5.75%, 3/1/2025		280,000	273,762

Go Daddy Operating Co. LLC, 144A, 5.25%, 12/1/2027		1,395,000	1,433,362

IQVIA, Inc.:

144A, 2.25%, 1/15/2028	EUR	510,000	542,117

REG S, 3.25%, 3/15/2025	EUR	1,000,000	1,101,833

144A, 5.0%, 5/15/2027		600,000	616,314

MTS Systems Corp., 144A, 5.75%, 8/15/2027		256,000	237,440

Presidio Holdings, Inc.:

144A, 4.875%, 2/1/2027		200,000	197,000

144A, 8.25%, 2/1/2028		320,000	315,776

Refinitiv U.S. Holdings, Inc., 144A, 8.25%, 11/15/2026		310,000	336,350

Science Applications International Corp., 144A, 4.875%, 4/1/2028		330,000	323,172

SS&C Technologies, Inc., 144A, 5.5%, 9/30/2027		660,000	676,500

Tempo Acquisition LLC, 144A, 5.75%, 6/1/2025 (c)		520,000	520,000

TTM Technologies, Inc., 144A, 5.625%, 10/1/2025		1,105,000	1,055,275

			11,057,976

Materials 13.6%

Arconic Corp.:

144A, 6.0%, 5/15/2025 (c)		200,000	202,250

144A, 6.125%, 2/15/2028		2,015,000	1,889,062

Ardagh Packaging Finance PLC:

144A, 4.125%, 8/15/2026		2,395,000	2,335,125

144A, 6.0%, 2/15/2025		3,625,000	3,628,154

Axalta Coating Systems Dutch Holding B BV, REG S, 3.75%, 1/15/2025	EUR	1,525,000	1,629,391

The accompanying notes are an integral part of the financial statements.

20	|	DWS Global High Income Fund

	Principal Amount ($) (a)		Value ($)
Berry Global, Inc.:

144A, 4.875%, 7/15/2026		915,000	934,615

144A, 5.625%, 7/15/2027 (b)		140,000	143,850

Cascades, Inc.:

144A, 5.125%, 1/15/2026		335,000	335,000

144A, 5.375%, 1/15/2028		395,000	396,778

CF Industries, Inc., 5.15%, 3/15/2034		830,000	863,200

Chemours Co.:

4.0%, 5/15/2026	EUR	1,000,000	887,638

5.375%, 5/15/2027		305,000	253,150

Clearwater Paper Corp., 144A, 5.375%, 2/1/2025		313,000	293,438

Constellium SE:

144A, 4.25%, 2/15/2026	EUR	1,440,000	1,428,427

144A, 4.625%, 5/15/2021	EUR	766,666	807,554

144A, 5.75%, 5/15/2024		425,000	410,125

144A, 5.875%, 2/15/2026		485,000	447,413

144A, 6.625%, 3/1/2025		2,500,000	2,400,000

Element Solutions, Inc., 144A, 5.875%, 12/1/2025		650,000	643,988

First Quantum Minerals Ltd.:

144A, 6.5%, 3/1/2024		1,157,000	1,019,548

144A, 6.875%, 3/1/2026		1,640,000	1,438,280

144A, 7.25%, 4/1/2023		1,259,000	1,142,668

144A, 7.5%, 4/1/2025		1,381,000	1,204,370

Freeport-McMoRan, Inc.:

4.125%, 3/1/2028		2,560,000	2,374,400

4.25%, 3/1/2030		1,470,000	1,368,717

5.0%, 9/1/2027		1,010,000	984,750

Hudbay Minerals, Inc.:

144A, 7.25%, 1/15/2023		2,585,000	2,353,384

144A, 7.625%, 1/15/2025		1,895,000	1,714,027

Kaiser Aluminum Corp., 144A, 4.625%, 3/1/2028		380,000	353,780

Kronos International, Inc., REG S, 3.75%, 9/15/2025	EUR	650,000	658,880

LABL Escrow Issuer LLC, 144A, 6.75%, 7/15/2026		835,000	862,806

Mauser Packaging Solutions Holding Co.:

REG S, 4.75%, 4/15/2024	EUR	500,000	507,899

144A, 7.25%, 4/15/2025 (b)		1,885,000	1,475,012

Mercer International, Inc.:

5.5%, 1/15/2026		510,000	452,625

7.375%, 1/15/2025		1,995,000	1,911,010

NOVA Chemicals Corp.:

144A, 4.875%, 6/1/2024		490,000	439,775

144A, 5.25%, 6/1/2027		1,075,000	860,000

Novelis Corp.:

144A, 4.75%, 1/30/2030		3,110,000	2,730,891

144A, 5.875%, 9/30/2026		785,000	763,256

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	21

	Principal Amount ($) (a)		Value ($)

OCI NV:

144A, 3.125%, 11/1/2024	EUR	770,000	819,334

144A, 5.25%, 11/1/2024		2,685,000	2,645,151

Olin Corp., 5.625%, 8/1/2029		2,606,000	2,355,172

Polyone Corp., 144A, 5.75%, 5/15/2025 (c)		770,000	779,625

Pro-Gest SpA, REG S, 3.25%, 12/15/2024	EUR	825,000	560,527

Reynolds Group Issuer, Inc., 144A, 5.125%, 7/15/2023		1,870,000	1,879,350

SPCM SA:

144A, 2.875%, 6/15/2023	EUR	1,000,000	1,079,861

144A, 4.875%, 9/15/2025		1,000,000	1,010,000

Starfruit Finco BV, 144A, 8.0%, 10/1/2026 (b)		1,000,000	936,500

thyssenkrupp AG, REG S, 1.875%, 3/6/2023	EUR	2,650,000	2,715,938

Tronox Finance PLC, 144A, 5.75%, 10/1/2025		2,672,000	2,364,720

Tronox, Inc.:

144A, 6.5%, 5/1/2025 (c)		300,000	301,875

144A, 6.5%, 4/15/2026 (b)		2,615,000	2,366,575

			64,359,864

Real Estate 1.2%

Iron Mountain, Inc.:

144A, (REIT), 4.875%, 9/15/2029		555,000	531,413

(REIT), 5.75%, 8/15/2024		1,785,000	1,753,762

iStar, Inc., (REIT), 5.25%, 9/15/2022		510,000	461,550

MGM Growth Properties Operating Partnership LP, (REIT), 5.75%, 2/1/2027		2,165,000	2,192,062

Ryman Hospitality Properties, Inc., 144A, (REIT), 4.75%, 10/15/2027		45,000	39,263

Uniti Group LP, 144A, (REIT), 7.875%, 2/15/2025		150,000	144,000

VICI Properties LP:

144A, (REIT), 3.5%, 2/15/2025		110,000	103,400

144A, (REIT), 3.75%, 2/15/2027		290,000	269,700

144A, (REIT), 4.125%, 8/15/2030 (b)		220,000	200,200

144A (REIT), 4.625%, 12/1/2029		144,000	133,920

			5,829,270
Utilities 4.6%

AmeriGas Partners LP:

5.5%, 5/20/2025		1,525,000	1,548,668

5.75%, 5/20/2027		675,000	686,812

Calpine Corp.:

144A, 4.5%, 2/15/2028		1,445,000	1,401,072

144A, 5.125%, 3/15/2028		1,520,000	1,482,000

144A, 5.25%, 6/1/2026		2,310,000	2,349,686

Clearway Energy Operating LLC, 144A, 4.75%, 3/15/2028		1,550,000	1,577,125

NextEra Energy Operating Partners LP, 144A, 4.25%, 7/15/2024		3,000,000	3,053,400

The accompanying notes are an integral part of the financial statements.

22	|	DWS Global High Income Fund

	Principal Amount ($) (a)	Value ($)

NRG Energy, Inc.:

144A, 5.25%, 6/15/2029	1,342,000	1,435,940

5.75%, 1/15/2028	1,545,000	1,660,875

7.25%, 5/15/2026	435,000	467,625

Talen Energy Supply LLC, 144A, 7.25%, 5/15/2027	1,740,000	1,740,000

Vistra Energy Corp., 5.875%, 6/1/2023	570,000	575,700

Vistra Operations Co. LLC:

144A, 5.0%, 7/31/2027	2,090,000	2,131,591

144A, 5.5%, 9/1/2026	1,240,000	1,276,580

144A, 5.625%, 2/15/2027	545,000	573,613

		21,960,687
Total Corporate Bonds (Cost $465,169,643)		440,444,950

Government & Agency Obligations 0.3%
U.S. Treasury Obligations
U.S. Treasury Bills:

0.058%***, 2/25/2021	500,000	499,375

0.068%***, 2/25/2021	750,000	749,062

0.257%***, 2/25/2021	40,000	39,950

0.259%***, 2/25/2021	250,000	249,687

0.819%***, 2/25/2021	50,000	49,938

Total Government & Agency Obligations (Cost $1,588,320)		1,588,012

Loan Participations and Assignments 0.5%
Senior Loans**

Endo Luxembourg Finance Company I S.a r.l., Term Loan B, 1-month USD-LIBOR + 4.250%, 5.0%, 4/29/2024	1,641,560	1,505,623

Flex Acquisition Company, Inc., Frist Lien Term Loan, 3-month USD-LIBOR + 3.000%, 4.433%, 12/29/2023	810,000	761,400

Total Loan Participations and Assignments (Cost $2,334,372)		2,267,023

	Shares	Value ($)
Common Stocks 0.0%
Industrials
Quad Graphics, Inc. (Cost $0)	388	1,443

Warrants 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (e) (Cost $239,283)	1,219	44,110

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	23

	Shares	Value ($)
Securities Lending Collateral 5.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.15% (f) (g) (Cost $26,888,435)	26,888,435	26,888,435

Cash Equivalents 4.3%
DWS Central Cash Management Government Fund, 0.16% (f) (Cost $20,201,879)	20,201,879	20,201,879

	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $516,421,932)	103.7	491,435,852
Other Assets and Liabilities, Net	(3.7)	(17,358,408)

Net Assets	100.0	474,077,444

A summary of the Fund’s transactions with affiliated investments during the period ended April 30, 2020 are as follows:

Value ($) at 10/31/2019	Pur- chases Cost ($)		Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 4/30/2020	Value ($) at 4/30/2020
Securities Lending Collateral 5.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares”, 0.15% (f) (g)
5,710,898	21,177,537	(h)	—	—	—	12,745	—	26,888,435	26,888,435
Cash Equivalents 4.3%
DWS Central Cash Management Government Fund, 0.16% (f)
21,975,449	165,814,028		167,587,598	—	—	82,537	—	20,201,879	20,201,879
27,686,347	186,991,565		167,587,598	—	—	95,282	—	47,090,314	47,090,314

*	Non-income producing security.

**

Variable or floating rate security. These securities are shown at their current rate as of April 30, 2020. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description above. Certain variable rate securities are not based on a published reference rate and spread but adjust periodically based on current market conditions, prepayment of underlying positions and/or other variables.

***	Annualized yield at time of purchase; not a coupon rate.

(a)	Principal amount stated in U.S. dollars unless otherwise noted.

(b)

All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at April 30, 2020 amounted to $25,761,333, which is 5.4% of net assets.

(c)	When-issued security.

The accompanying notes are an integral part of the financial statements.

24	|	DWS Global High Income Fund

(d)	Perpetual, callable security with no stated maturity date.

(e)	Investment was valued using significant unobservable inputs.

(f)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.

(g)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(h)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the period ended April 30, 2020.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

EURIBOR: Euro Interbank Offered Rate

LIBOR: London Interbank Offered Rate

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

As of April 30, 2020, the Fund had the following open forward foreign currency contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	47,626,615	USD	51,853,968	5/29/2020	(367,518)	HSBC Holdings PLC

Currency Abbreviations
EUR Euro
USD United States Dollar

For information on the Fund’s policy and additional disclosures regarding forward foreign currency contracts, please refer to the Derivatives section of Note B in the accompanying Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	25

Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are, summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of April 30, 2020 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total
Fixed Income Investments (i)
Corporate Bonds	$—	$440,444,950	$—	$440,444,950
Government & Agency Obligations	—	1,588,012	—	1,588,012
Loan Participations and Assignments	—	2,267,023	—	2,267,023
Common Stocks	1,443	—	—	1,443
Warrants	—	—	44,110	44,110
Short-Term Investments (i)	47,090,314	—	—	47,090,314
Total	$47,091,757	$444,299,985	$44,110	$491,435,852

Liabilities	Level 1	Level 2	Level 3	Total
Derivatives (j)
Forward Foreign Currency Contracts	$—	$(367,518)	$—	$(367,518)
Total	$—	$(367,518)	$—	$(367,518)

(i)	See Investment Portfolio for additional detailed categorizations.

(j)	Derivatives include unrealized depreciation on forward foreign currency contracts.

The accompanying notes are an integral part of the financial statements.

26	|	DWS Global High Income Fund

Statement of Assets and Liabilities

as of April 30, 2020 (Unaudited)

Assets
Investments in non-affiliated securities, at value (cost $469,331,618) — including $25,761,333 of securities loaned	$444,345,538
Investment in DWS Government & Agency Securities Portfolio (cost $26,888,435)*	26,888,435
Investment in DWS Central Cash Management Government Fund (cost $20,201,879)	20,201,879
Cash	10,000
Foreign currency, at value (cost $10,100)	10,124
Receivable for investments sold	2,831,256
Receivable for investments sold - when-issued securities	753,638
Receivable for Fund shares sold	11,933,283
Interest receivable	6,301,871
Foreign taxes recoverable	10,767
Other assets	76,858
Total assets	513,363,649

Liabilities
Payable upon return of securities loaned	26,888,435
Payable for investments purchased	627,353
Payable for investments purchased — when-issued securities	9,628,150
Payable for Fund shares redeemed	1,108,521
Unrealized depreciation on forward foreign currency contracts	367,518
Distributions payable	255,593
Accrued management fee	89,823
Accrued Trustees’ fees	6,042
Other accrued expenses and payables	314,770
Total liabilities	39,286,205
Net assets, at value	$474,077,444

Net Assets Consist of
Distributable earnings (loss)	(37,128,976)
Paid-in capital	511,206,420
Net assets, at value	$474,077,444

*	Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	27

Statement of Assets and Liabilities as of April 30, 2020 (Unaudited) (continued)

Net Asset Value
Class A

Net Asset Value and redemption price per share ($32,760,508 ÷ 5,227,058 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.27

Maximum offering price per share (100 ÷ 95.50 of $6.27)	$6.57
Class T

Net Asset Value and redemption price per share ($10,561 ÷ 1,684 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.27

Maximum offering price per share (100 ÷ 97.50 of $6.27)	$6.43
Class C

Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) ($18,375,672 ÷ 2,920,501 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$6.29
Class R6

Net Asset Value, offering and redemption price per share ($2,282,095 ÷ 365,527 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.24
Class S

Net Asset Value, offering and redemption price per share ($193,328,828 ÷ 30,684,535 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.30
Institutional Class

Net Asset Value, offering and redemption price per share ($227,319,780 ÷ 36,392,179 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$6.25

The accompanying notes are an integral part of the financial statements.

28	|	DWS Global High Income Fund

Statement of Operations

for the six months ended April 30, 2020 (Unaudited)

Investment Income
Income:

Interest	$13,150,967
Income distributions — DWS Central Cash Management Government Fund	82,537
Securities lending income, net of borrower rebates	12,745
Total income	13,246,249
Expenses:

Management fee	984,728
Administration fee	243,983
Services to shareholders	359,609
Distribution and service fees	139,069
Custodian fee	14,014
Professional fees	66,904
Reports to shareholders	33,296
Registration fees	33,388
Trustees’ fees and expenses	11,524
Other	35,252
Total expenses before expense reductions	1,921,767
Expense reductions	(242,363)
Total expenses after expense reductions	1,679,404
Net investment income	11,566,845

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:

Investments	(8,688,117)
Forward foreign currency contracts	1,285,922
Foreign currency	(42,073)
(7,444,268)
Change in net unrealized appreciation (depreciation) on:

Investments	(37,918,881)
Forward foreign currency contracts	(229,805)
Foreign currency	(2,918)
(38,151,604)
Net gain (loss)	(45,595,872)
Net increase (decrease) in net assets resulting from operations	$(34,029,027)

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	29

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2020 (Unaudited)	Year Ended October 31, 2019

Operations:

Net investment income (loss)	$11,566,845	$21,940,663
Net realized gain (loss)	(7,444,268)	(1,747,055)
Change in net unrealized appreciation (depreciation)	(38,151,604)	22,008,415
Net increase (decrease) in net assets resulting from operations	(34,029,027)	42,202,023
Distributions to shareholders:

Class A	(891,626)	(1,957,505)
Class T	(292)	(615)
Class C	(455,942)	(1,001,577)
Class R6	(62,855)	(108,028)
Class S	(6,177,703)	(17,171,566)
Institutional Class	(5,846,567)	(5,694,032)
Total distributions	(13,434,985)	(25,933,323)
Fund share transactions:

Proceeds from shares sold	261,101,871	233,176,932
Reinvestment of distributions	11,596,825	22,911,583
Payments for shares redeemed	(251,514,560)	(186,769,322)
Net increase (decrease) in net assets from Fund share transactions	21,184,136	69,319,193
Increase (decrease) in net assets	(26,279,876)	85,587,893
Net assets at beginning of period	500,357,320	414,769,427
Net assets at end of period	$474,077,444	$500,357,320

The accompanying notes are an integral part of the financial statements.

30	|	DWS Global High Income Fund

Financial Highlights

	Six Months Ended 4/30/20		Years Ended October 31,
Class A	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$6.88		$6.63	$6.94	$6.70	$6.61	$7.14
Income (loss) from investment operations:

Net investment income[a]	.15		.32	.33	.32	.33	.35
Net realized and unrealized gain (loss)	(.59)		.31	(.31)	.24	.21	(.41)
Total from investment operations	(.44)		.63	.02	.56	.54	(.06)
Less distributions from:

Net investment income	(.15)		(.32)	(.33)	(.25)	(.31)	(.34)
Net realized gains	(.02)		(.06)	—	—	(.12)	(.13)
Return of capital	—		—	—	(.07)	(.02)	—
Total distributions	(.17)		(.38)	(.33)	(.32)	(.45)	(.47)
Redemption fees	—		—	—	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$6.27		$6.88	$6.63	$6.94	$6.70	$6.61
Total Return (%)[b]	(6.43	)c**	9.94 [c]	.31 [c]	8.53 [c]	8.42	(.64)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	33		35	34	46	65	39
Ratio of expenses before expense reductions (%)	.95	*	.95	.94	1.02	1.06	1.08
Ratio of expenses after expense reductions (%)	.85	*	.85	.85	.99	1.06	1.08
Ratio of net investment income (%)	4.54	*	4.81	4.85	4.76	5.04	5.10
Portfolio turnover rate (%)	46	**	74	73	86	67	56

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain operating expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	31

	Six Months Ended 4/30/20		Years Ended October 31,		Period Ended
Class T	(Unaudited)		2019	2018	10/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$6.89		$6.63	$6.95	$6.91
Income (loss) from investment operations:

Net investment income (loss)[b]	.15		.32	.33	.13
Net realized and unrealized gain (loss)	(.59)		.32	(.32)	.04
Total from investment operations	(.44)		.64	.01	.17
Less distributions from:

Net investment income	(.16)		(.32)	(.33)	(.10)

Net realized gains	(.02)		(.06)	—	—
Return of capital	—		—	—	(.03)
Total distributions	(.18)		(.38)	(.33)	(.13)
Net asset value, end of period	$6.27		$6.89	$6.63	$6.95
Total Return (%)[c,d]	(6.56	)**	10.09	.16	2.47	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	11		11	10	10
Ratio of expenses before expense reductions (%)	.92	*	.94	.93	1.08	*
Ratio of expenses after expense reductions (%)	.85	*	.85	.85	.85	*
Ratio of net investment income (%)	4.55	*	4.81	4.85	4.61	*
Portfolio turnover rate (%)	46	**	74	73	86	[e]

[a]	For the period from June 5, 2017 (commencement of operations of Class T) to October 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return does not reflect the effect of any sales charges.

[d]	Total return would have been lower had certain operating expenses not been reduced.

[e]	Represents the Fund’s portfolio turnover rate for the year ended October 31, 2017.

*	Annualized

**	Not annualized

The accompanying notes are an integral part of the financial statements.

32	|	DWS Global High Income Fund

	Six Months Ended 4/30/20		Years Ended October 31,
Class C	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$6.91		$6.65	$6.97	$6.73	$6.64	$7.16
Income (loss) from investment operations:

Net investment income (loss)[a]	.13		.27	.28	.27	.28	.30
Net realized and unrealized gain (loss)	(.60)		.32	(.32)	.24	.21	(.40)
Total from investment operations	(.47)		.59	(.04)	.51	.49	(.10)
Less distributions from:

Net investment income	(.13)		(.27)	(.28)	(.21)	(.26)	(.29)
Net realized gains	(.02)		(.06)	—	—	(.12)	(.13)
Return of capital	—		—	—	(.06)	(.02)	—
Total distributions	(.15)		(.33)	(.28)	(.27)	(.40)	(.42)
Redemption fees	—		—	—	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$6.29		$6.91	$6.65	$6.97	$6.73	$6.64
Total Return (%)[b]	(6.89	)c**	9.27 [c]	(.57)[c]	7.73 [c]	7.76	(1.50)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	18		20	21	25	22	12
Ratio of expenses before expense reductions (%)	1.68	*	1.71	1.71	1.77	1.82	1.83
Ratio of expenses after expense reductions (%)	1.60	*	1.60	1.60	1.72	1.82	1.83
Ratio of net investment income (%)	3.80	*	4.06	4.10	3.98	4.27	4.35
Portfolio turnover rate (%)	46	**	74	73	86	67	56

[a]	Based on average shares outstanding during the period.

[b]	Total return does not reflect the effect of any sales charges.

[c]	Total return would have been lower had certain operating expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	33

Six Months Ended 4/30/20			Years Ended October 31,		Period Ended
Class R6	(Unaudited)		2019	2018	10/31/17[a]

Selected Per Share Data
Net asset value, beginning of period	$6.86		$6.60	$6.92	$6.65
Income (loss) from investment operations:

Net investment income (loss)[b]	.16		.34	.35	.34
Net realized and unrealized gain (loss)	(.60)		.32	(.32)	.27
Total from investment operations	(.44)		.66	.03	.61
Less distributions from:

Net investment income	(.16)		(.34)	(.35)	(.26)

Net realized gains	(.02)		(.06)	—	—
Return of capital	—		—	—	(.08)
Total distributions	(.18)		(.40)	(.35)	(.34)
Redemption fees	—		—	—	.00	***
Net asset value, end of period	$6.24		$6.86	$6.60	$6.92
Total Return (%)[c]	(6.46	)**	10.44	.44	9.14	**

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2		2	1	.01
Ratio of expenses before expense reductions (%)	1.12	*	.61	.60	.84	*
Ratio of expenses after expense reductions (%)	.55	*	.55	.55	.73	*
Ratio of net investment income (%)	4.84	*	5.07	5.18	4.97	*
Portfolio turnover rate (%)	46	**	74	73	86	[d]

[a]	For the period from November 1, 2016 (commencement of operations) to October 31, 2017.

[b]	Based on average shares outstanding during the period.

[c]	Total return would have been lower had certain operating expenses not been reduced.

[d]	Represents the fund’s portfolio turnover rate for the year ended October 31, 2017.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

34	|	DWS Global High Income Fund

	Six Months Ended 4/30/20		Years Ended October 31,
Class S	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$6.92		$6.66	$6.98	$6.74	$6.65	$7.17
Income (loss) from investment operations:

Net investment income (loss)[a]	.16		.34	.35	.34	.34	.37
Net realized and unrealized gain (loss)	(.60)		.32	(.32)	.24	.21	(.40)
Total from investment operations	(.44)		.66	.03	.58	.55	(.03)
Less distributions from:

Net investment income	(.16)		(.34)	(.35)	(.26)	(.32)	(.36)
Net realized gains	(.02)		(.06)	—	—	(.12)	(.13)
Return of capital	—		—	—	(.08)	(.02)	—
Total distributions	(.18)		(.40)	(.35)	(.34)	(.46)	(.49)
Redemption fees	—		—	—	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$6.30		$6.92	$6.66	$6.98	$6.74	$6.65
Total Return (%)[b]	(6.44	)**	10.30	.38	8.59	8.78	(.53)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	193		304	298	368	272	225
Ratio of expenses before expense reductions (%)	.78	*	.76	.77	.84	.87	.88
Ratio of expenses after expense reductions (%)	.65	*	.65	.65	.76	.85	.85
Ratio of net investment income (%)	4.73	*	5.00	5.05	4.93	5.24	5.33
Portfolio turnover rate (%)	46	**	74	73	86	67	56

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain operating expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

DWS Global High Income Fund	|	35

	Six Months Ended 4/30/20		Years Ended October 31,
Institutional Class	(Unaudited)		2019	2018	2017	2016	2015

Selected Per Share Data
Net asset value, beginning of period	$6.86		$6.60	$6.92	$6.68	$6.59	$7.11
Income (loss) from investment operations:

Net investment income (loss)[a]	.16		.34	.35	.34	.34	.37
Net realized and unrealized gain (loss)	(.59)		.32	(.32)	.24	.21	(.40)
Total from investment operations	(.43)		.66	.03	.58	.55	(.03)
Less distributions from:

Net investment income	(.16)		(.34)	(.35)	(.26)	(.32)	(.36)
Net realized gains	(.02)		(.06)	—	—	(.12)	(.13)
Return of capital	—		—	—	(.08)	(.02)	—
Total distributions	(.18)		(.40)	(.35)	(.34)	(.46)	(.49)
Redemption fees	—		—	—	.00 ***	.00 ***	.00 ***
Net asset value, end of period	$6.25		$6.86	$6.60	$6.92	$6.68	$6.59
Total Return (%)	(6.33	)b**	10.40 [b]	.40 [b]	8.86 [b]	8.75	(.36)

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	227		139	60	68	56	37
Ratio of expenses before expense reductions (%)	.67	*	.69	.68	.73	.75	.78
Ratio of expenses after expense reductions (%)	.60	*	.60	.60	.69	.75	.78
Ratio of net investment income (%)	4.79	*	4.99	5.10	5.00	5.33	5.41
Portfolio turnover rate (%)	46	**	74	73	86	67	56

[a]	Based on average shares outstanding during the period.

[b]	Total return would have been lower had certain operating expenses not been reduced.

*	Annualized

**	Not annualized

***	Amount is less than $.005.

The accompanying notes are an integral part of the financial statements.

36	|	DWS Global High Income Fund

Notes to Financial Statements	(Unaudited)

A. Organization and Significant Accounting Policies

DWS Global High Income Fund (the “Fund”) is a diversified series of Deutsche DWS Income Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends. Class C shares are not subject to an initial sales charge, but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 10 years, provided that the fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 10 years. Class R6 shares are not subject to an initial or contingent deferred sales charge and are only available to participants in certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

DWS Global High Income Fund	|	37

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund’s Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual

38	|	DWS Global High Income Fund

restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the six months ended April 30, 2020, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an

DWS Global High Income Fund	|	39

affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.12% annualized effective rate as of April 30, 2020) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of April 30, 2020, the Fund had securities on loan, which were classified as corporate bonds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end. As of period end, the remaining contractual maturity of the collateral agreements was overnight and continuous.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

40	|	DWS Global High Income Fund

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

At October 31, 2019, the Fund had a net tax basis capital loss carryforward of approximately $3,764,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($228,000) and long-term losses ($3,536,000).

At April 30, 2020, the aggregate cost of investments for federal income tax purposes was $516,723,086. The net unrealized depreciation for all investments based on tax cost was $25,287,234. This consisted of aggregate gross unrealized appreciation for all investments which there was an excess of value over tax cost of $5,695,166 aggregate gross unrealized depreciation for all investments in which was an excess of tax cost over value of $30,982,400.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2019 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to securities sold at a loss and forward foreign currency exchange contracts. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

DWS Global High Income Fund	|	41

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Forward Foreign Currency Contracts. A forward foreign currency contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the six months ended April 30, 2020, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of April 30, 2020 is included in a table following the Fund’s Investment Portfolio. For the six months ended April 30, 2020, the investment in forward currency contracts

42	|	DWS Global High Income Fund

short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $42,647,000 to $51,854,000 and the investment in forward currency contracts long vs. US dollars had a total contract value generally indicative of a range from $0 to approximately $1,688,000.

The following table summarizes the value of the Fund’s derivative instruments held as of April 30, 2020 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Liabilities Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$(367,518)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a)	Unrealized depreciation on forward foreign currency contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended April 30, 2020 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts
Foreign Exchange Contracts (b)	$1,285,922

The above derivative is located in the following Statement of Operations account:

(b)	Net realized gain (loss) from forward foreign currency contracts

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts
Foreign Exchange Contracts (c)	$(229,805)

The above derivative is located in the following Statement of Operations account:

(c)	Change in net unrealized appreciation (depreciation) on forward foreign currency contracts

As of April 30, 2020, the Fund has transactions subject to enforceable master netting agreements which govern the terms of certain transactions, and reduce the counterparty risk associated with such transactions. Master netting agreements allow a Fund to close out and net total exposure to a counterparty in the event of a deterioration in the credit quality or contractual default with respect to all of the transactions with a counterparty. As defined by the master netting agreement, the Fund may have collateral agreements with certain counterparties to mitigate risk. For financial reporting purposes the Statement of Assets and Liabilities generally shows derivatives assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting. A reconciliation of the gross amounts on the Statement of Assets and

DWS Global High Income Fund	|	43

Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged	Net Amount of Derivative Liabilities
HSBC Holdings PLC	$367,518	$—	$—	$367,518

C. Purchases and Sales of Securities

During the six months ended April 30, 2020, purchases and sales of investment securities (excluding short-term investments) aggregated $232,602,357 and $221,657,015, respectively. There were no purchases and sales of U.S. Treasury securities during the period.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor”), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group”), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund’s average daily net assets, computed and accrued daily and payable monthly, at the annual rate (exclusive of any applicable waivers/reimbursements) of 0.40%.

For the period from November 1, 2019 through January 31, 2021, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	.85%
Class T	.85%
Class C	1.60%
Class R6	.55%
Class S	.65%
Institutional Class	.60%

44	|	DWS Global High Income Fund

For the six months ended April 30, 2020, fees waived and/or expenses reimbursed for each class are as follows:

Class A	$16,054
Class T	4
Class C	8,006
Class R6	9,663
Class S	139,754
Institutional Class	68,882
$242,363

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. Prior to March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund paid the Advisor an annual fee (“Administration Fee”) of 0.10% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. Effective March 1, 2020, for all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual Administration Fee of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2020, the Administration Fee was $243,983, of which $34,813 is unpaid.

Service Provider Fees. DWS Service Company (“DSC”), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST”), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended April 30, 2020, the amounts charged to the Fund by DSC were as follows:

Service Provider Fee	Total Aggregated	Unpaid at April 30, 2020
Class A	$3,937	$1,393
Class T	10	4
Class C	597	202
Class R6	9,292	1,098
Class S	25,764	8,697
Institutional Class	3,220	1,079
	$42,820	$12,473

In addition, for the six months ended April 30, 2020, the amounts charged to the Fund for recordkeeping and other administrative services provided

DWS Global High Income Fund	|	45

by unaffiliated third parties, included in the Statement of Operations under “Services to Shareholders,” were as follows:

Services to Shareholders	Total Aggregated
Class A	$17,076
Class C	10,517
Class S	189,605
Institutional Class	83,790
$300,988

Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI”), an affiliate of the Advisor, receives a fee (“Distribution Fee”) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the six months ended April 30, 2020, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2020
Class C	$75,360	$10,929

In addition, DDI provides information and administrative services for a fee (“Service Fee”) to Class A, T and C shareholders at an annual rate of up to 0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2020, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2020	Annualized Rate
Class A	$39,976	$18,587	.24%
Class T	8	8	.15%
Class C	23,725	11,543	.24%
	$63,709	$30,138

Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares of the Fund for the six months ended April 30, 2020 aggregated $3,116.

In addition, DDI receives any contingent deferred sales charge (“CDSC”) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares

46	|	DWS Global High Income Fund

redeemed for Class C. For the six months ended April 30, 2020, the CDSC for Class C shares aggregated $2,792. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with the Fund, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2020, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders” aggregated $9,480, of which $7,585 is unpaid.

Trustees’ Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the Investment Company Act of 1940, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended April 30, 2020, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $958.

E. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund. At April 30, 2020, there was one account that held approximately 10% of the outstanding shares of the Fund.

DWS Global High Income Fund	|	47

F. Investing in High-Yield Debt Securities

High-yield debt securities or junk bonds are generally regarded as speculative with respect to the issuer’s continuing ability to meet principal and interest payments. The Fund’s performance could be hurt if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation. High-yield debt securities’ total return and yield may generally be expected to fluctuate more than the total return and yield of investment-grade debt securities. A real or perceived economic downturn or an increase in market interest rates could cause a decline in the value of high-yield debt securities, result in increased redemptions and/or result in increased portfolio turnover, which could result in a decline in net asset value of the fund, reduce liquidity for certain investments and/or increase costs. High-yield debt securities are often thinly traded and can be more difficult to sell and value accurately than investment-grade debt securities as there may be no established secondary market. Investments in high yield debt securities could increase liquidity risk for the fund. In addition, the market for high-yield debt securities can experience sudden and sharp volatility which is generally associated more with investments in stocks.

G. Line of Credit

The Fund and other affiliated funds (the “Participants”) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent, plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at April 30, 2020.

48	|	DWS Global High Income Fund

H. Fund Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2020		Year Ended October 31, 2019
	Shares	Dollars	Shares	Dollars

Shares sold
Class A	1,311,178	$8,502,507	2,481,005	$16,577,259
Class C	439,431	2,978,615	689,340	4,680,584
Class R6	106,283	690,929	158,872	1,069,257
Class S	5,316,716	35,615,124	13,992,405	94,821,875
Institutional Class	32,314,065	213,314,696	17,368,623	116,027,957
		$261,101,871		$233,176,932

Shares issued to shareholders in reinvestment of distributions
Class A	120,146	$789,323	279,481	$1,859,079
Class T	44	292	93	615
Class C	64,863	428,239	146,055	974,262
Class R6	1,001	6,358	1,178	7,859
Class S	810,868	5,369,836	2,153,647	14,407,276
Institutional Class	763,238	5,002,777	845,796	5,662,492
		$11,596,825		$22,911,583

Shares redeemed
Class A	(1,354,263)	$(8,932,478)	(2,792,344)	$(18,635,274)
Class C	(519,331)	(3,322,333)	(1,012,872)	(6,821,758)
Class R6	(82,043)	(542,580)	(42,095)	(281,525)
Class S	(19,341,476)	(130,001,151)	(17,037,986)	(113,400,415)
Institutional Class	(16,872,429)	(108,716,018)	(7,097,571)	(47,630,350)
		$(251,514,560)		$(186,769,322)

Net increase (decrease)
Class A	77,061	$359,352	(31,858)	$(198,936)
Class T	44	292	93	615
Class C	(15,037)	84,521	(177,477)	(1,166,912)
Class R6	25,241	154,707	117,955	795,591
Class S	(13,213,892)	(89,016,191)	(891,934)	(4,171,264)
Institutional Class	16,204,874	109,601,455	11,116,848	74,060,099
		$21,184,136		$69,319,193

DWS Global High Income Fund	|	49

I. Other

A novel strain of coronavirus (COVID-19) outbreak was declared a pandemic by the World Health Organization on March 11, 2020. The situation is evolving with various cities and countries around the world responding in different ways to address the pandemic. There are direct and indirect economic effects developing for various industries and individual companies throughout the world. The recent pandemic spread of the novel coronavirus and related geopolitical events could lead to increased financial market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments. A prolonged disruption may result in the Fund and its service providers experiencing operational difficulties in implementing their business continuity plans. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.

J. Subsequent Event

On June 17, 2020, Deutsche Bank AG (“DB”), an affiliate of DWS Group, resolved with the Commodity Futures Trading Commission (“CFTC”) charges stemming from alleged violations of various swap data reporting requirements and corresponding supervision and other failures. The matter, which was resolved by the issuance of a federal court order (“Consent Order”), involved unintentional conduct that resulted from a system outage that prevented DB from reporting data in accordance with applicable CFTC requirements for a period of five days in April 2016.

The matter giving rise to the Consent Order did not arise out of any investment advisory, fund management activities or distribution activities of DIMA, DWS Distributors, Inc. or their advisory affiliates (the “DWS Service Providers”). DWS Group, of which the DWS Service Providers are wholly-owned subsidiaries, is a separate publicly traded company but continues to be an affiliate of DB due to, among other things, DB’s 79.49% ownership interest in DWS Group. Under the provisions of the Investment Company Act of 1940, as a result of the Consent Order, the DWS Service Providers would not be eligible to continue to provide investment advisory and underwriting services to the Fund absent an order from the Securities and Exchange Commission (the “SEC”). DB and the DWS Service Providers are seeking temporary and permanent orders from the SEC to permit the DWS Service Providers to continue to provide investment advisory and underwriting services to the Fund and other registered investment companies notwithstanding the Consent Order. While there can be no assurance that the requested exemptive orders will be granted, the SEC has granted this type of relief in the past. Consistent with their fiduciary and other relationships with the Fund, and in

50	|	DWS Global High Income Fund

accordance with the desire of the Board of the Fund, the DWS Service Providers continue to provide investment advisory and distribution services to the Fund. Subject to the receipt of the temporary and permanent exemptive orders, the DWS Service Providers have informed the Fund that they do not believe the Consent Order will have any material impact on the Fund or the ability of the Service Providers to provide services for the Fund.

DWS Global High Income Fund	|	51

Information About Your Fund’s Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in each Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2019 to April 30, 2020).

The tables illustrate your Fund’s expenses in two ways:

–

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.

–

Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000” line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

52	|	DWS Global High Income Fund

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2020 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/20	$935.70	$934.40	$931.10	$935.40	$935.60	$936.70
Expenses Paid per $1,000*	$4.09	$4.09	$7.68	$2.65	$3.13	$2.89

Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 11/1/19	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 4/30/20	$1,020.64	$1,020.64	$1,016.91	$1,022.13	$1,021.63	$1,021.88
Expenses Paid per $1,000*	$4.27	$4.27	$8.02	$2.77	$3.27	$3.02

*

Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 182 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS Global High Income Fund	.85%	.85%	1.60%	.55%	.65%	.60%

For more information, please refer to the Fund’s prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.

DWS Global High Income Fund	|	53

Liquidity Risk Management

In accordance with Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940 (the “1940 Act”), your Fund has adopted a liquidity risk management program (the “Program”), and the Board has designated DWS Investment Management Americas, Inc. (“DIMA”) as Program administrator. The Program is designed to assess and manage your Fund’s liquidity risk (the risk that the Fund would be unable to meet requests to redeem shares of the Fund without significant dilution of remaining investors’ interests in the Fund). DIMA has designated a committee (the “Committee”) composed of personnel from multiple departments within DIMA and its affiliates that is responsible for the implementation and ongoing administration of the Program, which includes assessing the Fund’s liquidity risk under both normal and reasonably foreseeable stressed conditions. Under the Program, every investment held by a Fund is classified on a daily basis into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated timeframes in current market conditions without significantly changing the investment’s market value.

In February 2020, as required by the Program and the Liquidity Rule, DIMA provided the Board with an annual written report (the “Report”) addressing the operation of the Program and assessing the adequacy and effectiveness of its implementation during the period from December 1, 2018 through November 30, 2019 (the “Reporting Period”). During the Reporting Period, your Fund was primarily invested in highly liquid investments (investments that the Fund anticipates can be converted to cash within 3 business days or less in current market conditions without significantly changing their market value). As a result, your Fund is not required to adopt, and has not adopted, a “Highly Liquid Investment Minimum” as defined in the Liquidity Rule. During the Reporting Period, the Fund did not approach the 15% limit imposed by the Liquidity Rule on holdings in illiquid investments (investments that cannot be sold or disposed of in seven days or less in current market conditions without the sale of the investment significantly changing the market value of the investment). Your Fund did not experience any issues meeting investor redemptions at any time during the Reporting Period. In the Report, DIMA stated that it believes the Program has operated adequately and effectively to manage the Fund’s liquidity risk during the Reporting Period. DIMA also reported on a material change made to the Program in May 2019 to address Securities and Exchange Commission guidance relating to extended foreign market holidays.

54	|	DWS Global High Income Fund

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the “Board” or “Trustees”) approved the renewal of DWS Global High Income Fund’s (the “Fund”) investment management agreement (the “Agreement”) with DWS Investment Management Americas, Inc. (“DIMA”) in September 2019.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

–	During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the “Independent Trustees”).

–

The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the “Fee Consultant”). Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

–	The Board also received extensive information throughout the year regarding performance of the Fund.

–

The Independent Trustees regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

–

In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to

DWS Global High Income Fund	|	55

invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA is part of DWS Group GmbH & Co. KGaA (“DWS Group”). DWS Group is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar”), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review” (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three-, and five-year periods ended December 31, 2018, the Fund’s performance (Class A shares) was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the

56	|	DWS Global High Income Fund

one- and five-year periods and has underperformed its benchmark in the three-year period ended December 31, 2018.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge”) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2018). The Board noted that, effective July 1, 2017, DIMA agreed to reduce the Fund’s contractual management fee rate to an annual rate of 0.40%. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2018, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses”). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to comparable DWS U.S. registered funds (“DWS Funds”) and considered differences between the Fund and the comparable DWS Funds. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds”) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages both an institutional account and DWS Europe Funds comparable to the Fund. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and DWS Europe Funds and that such differences made comparison difficult.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the

DWS Global High Income Fund	|	57

estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board observed that while the Fund’s current investment management fee schedule does not include breakpoints, the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out” benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief

58	|	DWS Global High Income Fund

compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.

Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

DWS Global High Income Fund	|	59

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

dws.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site —

dws.com/en-us/resources/proxy-voting — or on the SEC’s Web

site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at

(800) 728-3337.

Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-PORT. The Fund’s Form N-PORT will be available on the SEC’s Web site at sec.gov. The Fund’s portfolio holdings are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

60	|	DWS Global High Income Fund

Investment Management

DWS Investment Management Americas Inc. (“DIMA” or the “Advisor”), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group”), is the investment advisor for the Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group.

DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	SGHAX	SGHTX	SGHCX	SGHSX	MGHYX
CUSIP Number	25155T 882	25155T 296	25155T 700	25155T 601	25155T 502
Fund Number	416	1716	716	2100	596

For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337 24-hour access to your retirement plan account.
Web Site

dws.com

Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.

Log in/register to manage retirement account assets at

https://www.mykplan.com/participantsecure_net/login.aspx.

For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	SGHRX
CUSIP Number	25155T 353
Fund Number	1616

DWS Global High Income Fund	|	61

Privacy Statement

FACTS	What Does DWS Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share can include:

– Social Security number

– Account balances

– Purchase and transaction history

– Bank account information

– Contact information such as mailing address, e-mail address and telephone number

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information, the reasons DWS chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	No

For joint marketing with other financial companies	No	We do not share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We do not share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share

For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at service@dws.com

62	|	DWS Global High Income Fund

Who we are

Who is providing this notice?	DWS Distributors, Inc; DWS Investment Management Americas, Inc.; DWS Trust Company; the DWS Funds

What we do

How does DWS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards, secured files, and secured buildings.

How does DWS collect my personal information?

We collect your personal information, for example, when you:

– open an account

– give us your contact information

– provide bank account information for ACH or wire transactions

– tell us where to send money

– seek advice about your investments

Why can’t I limit all sharing?

Federal law gives you the right to limit only

– sharing for affiliates’ everyday business purposes

– information about your creditworthiness

– affiliates from using your information to market to you

– sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank (“DB”) name, such as DB AG Frankfurt.

Non-affiliates

Companies not related by common ownership or control. They can be financial and non-financial companies.

Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS does not jointly market.

California residents may go to https://fundsus.dws.com/us/en-us/legal-resources/privacy-policy.html to obtain additional information relating to their rights under California state law.

Rev. 12/2019

DWS Global High Income Fund	|	63

DGHIF-3

(R-027570-9 6/20)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Not applicable

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global High Income Fund, a series of Deutsche DWS Income Trust

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	6/29/2020

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	6/29/2020